Reference interest rate reform	6 Months Ended
Jun. 30, 2022
Reference interest rate reform
Reference interest rate reform

Note 11. Reference interest rate reform

Since the 2010s, there has been an ongoing reform to replace or amend benchmark interest rates such as LIBOR and other interbank offered rates (“IBOR”). SEK’s exposure that is directly affected by the reference interest rate reform is primarily its lending contracts with floating interest rates, its lending and borrowing contracts at fixed interest rates that are hedged to floating interest rates as well as swaps to floating interest rates. The main floating interest rate exposures relate to USD LIBOR, STIBOR and EURIBOR. LIBOR is the group of benchmark interest rates that currently has a timed settlement plan. GBP LIBOR, CHF LIBOR, EUR LIBOR, JPY LIBOR and USD LIBOR 1W and USD LIBOR 2M ceased on December 31, 2021. For USD LIBOR, the rest of the maturities will expire after June 30, 2023. Outstanding exposures with a reference interest rate of USD LIBOR and a maturity after June 2023 will be converted during the period up to June 30, 2023. Change of reference interest rate during the reform will be carried out with the intention that the change shall be financially neutral for each party. SEK has lending contracts and derivative contracts maturing after June 30, 2023 in USD LIBOR with a nominal amount of USD 1,711 million and USD 17,968 million, respectively. SEK has adhered to the 2020 ISDA Fallback Protocol, which sets a market standard for handling between counterparties the conversion of derivatives to a new reference interest rate during the reference interest rate reform. For lending contracts, conversion is handled by agreement. SEK has applied the relief under IFRS 9 Reform for new reference rates.